SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 11, 2004

Date of report

(Date of earliest event reported)

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	44201 Nobel Drive Fremont, California	94538
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 656-3333

N/A

(Former name and former address, if changed since last report)

Item 9.	Regulation FD Disclosure.

The information in this Current Report is being furnish and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 11, 2004, SYNNEX Corporation (“SYNNEX”) issued a press release announcing the appointment of John E. Paget as President of North America and Chief Operating Officer. The full text of SYNNEX’s press release is furnished herewith as Exhibit 99.1.

Exhibits

Exhibit 99.1	Press release dated May 11, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2004

SYNNEX CORPORATION

By:	/s/ Simon Leung

Simon Leung General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release issued May 11, 2004